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                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549




                                    FORM 8-K



                                 CURRENT REPORT
                     PURSUANT TO SECTION 13 OR 15(d) OF THE
                         SECURITIES EXCHANGE ACT OF 1934


        Date of report (Date of earliest event reported): APRIL 23, 2003





                                  [ZEMEX LOGO]
                                ZEMEX CORPORATION
             (Exact Name of Registrant as Specified in its Charter)



             CANADA                        1-228                  NONE
(State or other jurisdiction of        (Commission          (I.R.S. Employer
         incorporation)                File Number)      Identification Number)


                      95 WELLINGTON STREET WEST, SUITE 2000
                        TORONTO, ONTARIO, CANADA M5J 2N7
              (Address, of Principal Executive Offices) (Zip Code)

        Registrant's telephone number, including area code (416) 365-8080




                                 NOT APPLICABLE
          (Former Name or Former Address, if Changed Since Last Report)


ITEM 12. RESULTS OF OPERATIONS AND FINANCIAL CONDITION

On April 24, 2003 Zemex Corporation ("Zemex") issued a press release regarding the results for the quarter ended March 31, 2003, which is filed as an exhibit hereto.

Exhibit 99.1 Press Release dated April 24, 2003.


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                                    SIGNATURE


Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.



                                        ZEMEX CORPORATION




Dated:  April 23, 2003             By: /s/Allen J. Palmiere
                                       -----------------------------------------
                                       Allen J. Palmiere
                                       Vice President, Chief Financial Officer
                                       and Corporate Secretary







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                                  EXHIBIT INDEX


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
Exhibit
Number            Description
------------      -----------
Exhibit 99.1      Press Release dated April 23, 2003.
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